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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

       Date of Report (Date of earliest event reported): January 29, 2001



                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                     0-16251                    25-1391475
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



                2441 Viscount Row                               32809
                 Orlando, Florida                             (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 855-5500



         (Former name or former address, if changed since last report.)





Page 1 of 10 pages                                       Exhibit Index on Page 6


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


ITEM 5.  OTHER EVENTS.

         RETENTION OF TUCKER ANTHONY SUTRO CAPITAL MARKETS AS FINANCIAL ADVISOR

         On January 29, 2001, Galaxy Nutritional Foods, Inc. (the "Company") retained Tucker Anthony Sutro Capital Markets ("Tucker Anthony") as financial advisor to evaluate recent unsolicited indications of interest regarding strategic alliances with, and/or a sale or merger of, the Company.

         On April 2, 2001, the Company issued a press release disclosing the retention of Tucker Anthony as financial advisor. A copy of the press release is attached hereto as an exhibit.

         PRIVATE PLACEMENT OF SECURITIES

         On April 6, 2001, the Company agreed to issue to two specified buyers (the "Buyers"), in accordance with an exemption from registration under Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"), (i) an aggregate of 72,646 shares (the "Shares") of the Company's Series A Convertible Preferred Stock, $0.01 par value (the "Series A Preferred Stock"), and (ii) warrants ("Warrants") to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an aggregate sales price of approximately $3,082,000. The Shares are subject to certain designations, preferences and rights, including the right to convert each preferred share into no less than 9.5 shares and no more than 15.5 shares of Common Stock (subject to appropriate adjustment for recapitalization events and other factors), the right to a ten percent stock dividend after one year of issuance, and an eight percent stock dividend for the subsequent three years thereafter. The Company has undertaken the obligation to file a registration statement with the Securities and Exchange Commission by October 1, 2001, to be effective no later than December 1, 2001.

         The Warrants include an initial issuance to the Buyers of warrants to purchase an aggregate of 120,000 shares of Common Stock ("Initial Warrants"). The Initial Warrants are exercisable for a period of five years from April 6, 2001, at a per share exercise price equal to the lesser of (a) $5.30 or (b) a price equal to 110% of the average of the closing bid price of the Common Stock for the thirty trading days ending on January 1, 2002. The Warrants also include the issuance to the Buyers of warrants to purchase an aggregate of 120,000 shares of Common Stock, which are exercisable simultaneous with and as a condition to any redemption of the Shares ("Redemption Warrants"). The Redemption Warrants are


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exercisable only if a redemption occurs for a per share purchase price of the lower of (x) $4.76 (which is 110% of the average closing bid price of the Common Stock during the five day period ending on April 6, 2001), or (y) 110% of the average of the closing bid price of the Common Stock for the thirty trading days ending on January 1, 2002. Finally, the Warrants include the issuance to the Buyers of warrants to purchase shares of Common Stock in an amount determined by dividing (x) 30% of the Shares originally purchased by the Buyers by (y) the average closing bid price of the Common Stock during the five day period ending on February 15, 2002 (the "30% Warrants"). The 30% Warrants are exercisable only if a redemption has not occurred and a registration statement has not been made effective as of February 15, 2002, and only for a period of five years from February 15, 2002 at per share exercise price equal to 110% of the average closing bid price of the Common Stock during the five day period ending on February 15, 2002.

         The sale of the Shares and the issuance of the Warrants to the Buyers were completed upon the execution and delivery by the Buyers of a definitive Series A Preferred Stock and Warrants Purchase Agreement dated as of April 6, 2001. The Shares and Warrants are restricted securities which have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to utilize the proceeds raised by the above-described sale of the Shares and Warrants for working capital and other general corporate purposes.

         On April 11, 2001, the Company issued a press release disclosing the sale of the Shares and the issuance of the Warrants. A copy of the press release is attached hereto as an exhibit.

         TERMINATION OF CERTAIN OFFICERS AND KEY EMPLOYEES

         On April 12, 2001, the Company terminated the Chief Financial Officer, the Vice President of Foodservice, and certain other key employees of the Company in an effort to cut operating costs by eliminating and consolidating certain positions.

         The Company terminated Keith A. Ewing as Chief Financial Officer, Vice President and Assistant Secretary. Cynthia L. Hunter has been appointed as the acting Chief Financial Officer of the Company. Ms. Hunter served as the Chief Financial Officer for the three years preceding Mr. Ewing's appointment in February 2000. Since Mr. Ewing's appointment in February 2000, Ms. Hunter has served in the capacity of Controller for the Company. The position of Controller will be consolidated with that of the Chief Financial Officer.

         The Company has consolidated its Foodservice division into its Sales division. The consolidation resulted in the elimination of certain redundant positions, including the positions of Vice President of Foodservice and Director of Foodservice Sales. The services previously provided by the Foodservice division will be assumed by the Sales division, under the direction of John Jackson, the Company's Vice President of Sales.

         Also in connection with the Company's cost-cutting efforts, the Company has eliminated the positions of Chief Executive Chef and Director of Technical Services.

         On April 16, 2001, the Company issued a press release disclosing the termination of the above-mentioned officers and key employees and the appointment of Cynthia Hunter as the acting Chief Financial Officer of the Company. A copy of the press release is attached hereto as an exhibit.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Press Release issued by the Company on April 2, 2001 (Filed herewith.)
         Exhibit 99.2 Press Release issued by the Company on April 11, 2001 (Filed herewith.)
         Exhibit 99.3 Press Release issued by the Company on April 16, 2001 (Filed herewith.)













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GALAXY NUTRITIONAL FOODS, INC.


May 7, 2001                              By: /s/Angelo S. Morini
                                             ---------------------------------

                                         Name: Angelo S. Morini
                                               -------------------------------

                                         Title: President
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                                 EXHIBITS INDEX

Exhibit No.                        Exhibit Description                                         Page No.
-----------                        -------------------                                         --------
Exhibit 99.1      Press Release issued by the Company on April 2, 2001 (Filed herewith.)

Exhibit 99.2      Press Release issued by the Company on April 11, 2001 (Filed herewith.)

Exhibit 99.3      Press Release issued by the Company on April 16, 2001 (Filed herewith.)